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                                                                   Exhibit 10.30

             FIRST AMENDMENT TO LIQUIDITY ASSET PURCHASE AGREEMENT
             -----------------------------------------------------

                          (Re: Mohawk Factoring, Inc.)

                This FIRST Amendment to the Liquidity Asset Purchase Agreement (this "Amendment") is entered into as of October 24, 2001 among WACHOVIA BANK, N.A. a national banking association (in its individual capacity, "Wachovia
Bank" and each of the parties who has executed as an "Assignee" an Assignment of Liquidity Asset Purchase Commitment in the form of Exhibit A hereto (each, an "Assignment") (Wachovia Bank and each such other party being referred to collectively as the "Purchasers" and individually as a "Purchaser"), WACHOVIA BANK, N.A. as agent for the Purchasers under this Agreement (in such capacity, together with its successors and permitted assigns in such capacity, the "Liquidity Agent"), BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors and permitted assigns, the "Issuer"), and Wachovia Bank, as the administrative agent for the Issuer (in such capacity, together with its successors and permitted assigns in such capacity, the "Agent"), with respect to the Liquidity Asset Purchase Agreement dated as of October 25, 2000 by and among the parties hereto (as amended, restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, the "Agreement"). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Agreement.

        FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. The "Liquidity Termination Date" shall be amended to mean October 23, 2002.

        2. Except as expressly amended hereby, the Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

        3. In order to induce the other parties hereto to enter into this Amendment, each of the parties represents and warrants to the other parties hereto that this Amendment has been duly authorized, executed and delivered by it, and constitutes its legally valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, receivership, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

        4. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

        5. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which

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               when taken together shall constitute one and the same agreement.
               Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

        6. This Amendment shall become effective as of October 24, 2001 upon execution by all parties subject to conditions precedent that (a) agent shall have received a fully executed amendment to the Fee Letter dated as of the date hereof, and (b) agent shall have received a fully earned and non-refundable amendment fee of $10,000 U.S. Dollars.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        WACHOVIA BANK, N.A.,
                                        as Liquidity Agent


                                        By:        ______________________
                                                   Name:
                                                   Title:


                                        Address:   191 Peachtree Street, N.E.
                                                   Atlanta, GA 30303
                                        Attention: Kenny Karpowicz
                                        Telephone: (404) 332-1164
                                        Telecopy:  (404) 332-5152


                                        WACHOVIA BANK, N.A.,
                                        as Administrator


                                        By:        ______________________
                                                   Name:
                                                   Title:


                                        Address:   191 Peachtree Street, N.E.
                                                   Atlanta, GA 30303
                                        Attention: Kenny Karpowicz
                                        Telephone: (404) 332-1164
                                        Telecopy:  (404) 332-5152

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                                BLUE RIDGE ASSET FUNDING CORPORATION
                                as Issuer


                                By:         ________________________
                                            Name:
                                            Title:

                                Address:

                                c/o AMACAR Group, L.L.C.
                                6706-D Fairview Road
                                Charlotte, North Carolina 28210

                                Attention:  Douglas K. Johnson
                                Telephone:  (704) 365-0569
                                Telecopy:   (704) 365-1362


                                With a copy to:    Wachovia Bank, N.A.,
                                                   as Administrative Agent

                                Address:    100 North Main Street
                                            Winston, Salem, NC 27150
                                Attention:  John Dillon
                                Telephone:  (336) 732-2690
                                Telecopy:   (336) 732-5021

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                                THE PURCHASERS
                                WACHOVIA BANK, N.A.
                                By:         _____________________________
                                            Name:
                                            Title:

                                Wachovia Bank, N.A.

                                Address:    191 Peachtree Street, N.E.
                                            Atlanta, GA 30303
                                Attention:  Kenny Karpowicz
                                Telephone:  (404) 332-1164
                                Telecopy:   (404) 332-5152


                                Purchaser Percentage:           100%
                                Maximum Liquidity Purchase:     $209,100,000

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